UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2014

BioCorRx, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-153381	26-1972677
(State or Other Jurisdiction)	(Commission File Number of Incorporation)	(IRS Employer Identification No.)

601 N. Parkcenter Drive, Suite 103, Santa Ana, California 92705
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code 714-462-4880

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Dismissal of Registrant’s Certifying Accountant

Effective July 7, 2014, Kling & Pathak LLC (“KP”) was dismissed as the Company’s independent registered public accounting firm engaged to audit our financial statements. KP was engaged as auditors to the Registrant for the fiscal year ended December 31, 2013.

KP’s report on the Company’s financial statements for the two years ended December 31, 2013 did not contain any adverse opinions or disclaimers of opinion—however, such opinion was modified for the 2014 fiscal year to provide that there can be no such assurance that the Company will be successful in continuing as a going concern.

Prior to their dismissal, there were no disagreements with KP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KP would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KP with a copy of the disclosures it is making in this Current Report on Form 8-K. A letter from KP is attached as Exhibit 16.1 to this report, which is addressed to the Securities and Exchange Commission, indicating that KP agrees with such disclosures.

(b) Appointment of Registrant’s New Certifying Accountant

Effective July 7, 2014, Liggett, Vogt & Webb P.A. (“LV&W”), whose address is 432 Park Avenue South, 10th Floor, New York, New York 10016, is engaged to serve as the Company's new independent certifying accountant to audit the Company's financial statements.

Prior to engaging LV&W, the Company had not consulted LV&W regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with LV&W regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of KP as the Company’s certifying independent accountant and the engagement of LV&W as its new certifying independent accountant were both approved by our board of directors.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
16.1	Letter from Kling & Pathak LLC to the Securities and Exchange Commission dated July 7, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCORRX INC.

Date: July 11, 2014	By:	/s/ Lourdes Felix
Lourdes Felix
Chief Financial Officer and Director

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